Trade and Other Receivables, Net	3 Months Ended
Mar. 31, 2025
Trade and Other Receivables, Net [Abstract]
Trade and other receivables, net
(8)	Trade and other receivables, net

All trade receivables are recorded at the invoiced amount and do not bear interest. Amounts collected on trade receivables are included in net cash provided by operating activities in the statements of cash flows. The Group does not have any off-balance sheet credit exposure related to its customers.

	March 31, 2025	December 31, 2024
Trade receivables	$860,514	$972,036
Less: Allowance for credit losses	(66,007)	(67,580)
Net trade receivables	794,507	904,456
Other receivables	5,029	29,368
Total	$799,537	$933,824